Exhibit 99.1

Rallybio Corporation and Avenzo Therapeutics Announce Merger Agreement to Advance Next-Generation Oncology Therapies and $215 Million Concurrent Private Placement

Combined company to operate as Avenzo Therapeutics, advancing a leading portfolio of next-generation oncology therapies, including small molecules and antibody-drug conjugates

Concurrent oversubscribed private placement financing of $215 million with participation from leading syndicate of healthcare institutional investors and mutual funds

Private placement financing expected to fund operations into late 2028, and support advancement through multiple clinical milestones

Companies to hold joint conference call on Monday, June 1, 2026 at 8:30 a.m. ET

NEW HAVEN, Conn. & SAN DIEGO, Calif. – June 1, 2026 – Rallybio Corporation (Nasdaq: RLYB) (“Rallybio”) and Avenzo Therapeutics, Inc. (“Avenzo”), a clinical-stage biotechnology company developing next-generation oncology therapies, today announced that they have entered into a definitive agreement pursuant to which Rallybio will acquire Avenzo through a merger transaction (the “Merger”). Upon completion of the Merger, the combined company is expected to operate under the name Avenzo Therapeutics, Inc. and is expected to trade on Nasdaq under the ticker symbol “AVZO”.

In connection with the Merger, Avenzo entered into subscription agreements for a concurrent oversubscribed private placement financing of $215 million in gross proceeds (the “Financing” and, together with the Merger, the “Transaction”). The Financing included participation from new investors including a leading mutual fund, Blackstone Multi-Asset Investing, accounts advised by T. Rowe Price Investment Management, Inc., a leading life sciences fund, Vivo Capital, Affinity Asset Advisors, ADAR1 Capital Management, and existing investors including OrbiMed, SR One, Foresite Capital, Surveyor Capital (a Citadel company), Longwood Fund, New Enterprise Associates, Deep Track Capital, Sands Capital, Lilly Asia Ventures, Sofinnova Investments, and other institutional investors. The combined company expects its cash balance at closing to fund operations into late 2028 and support advancement of its four clinical-stage programs through multiple clinical milestones, including updated Phase 1 data across the pipeline, initial clinical data for the combination of AVZO-023 and AVZO-021 with fulvestrant, and the initiation of multiple Phase 2 studies across the pipeline.

The Transaction has been unanimously approved by the boards of directors of both companies and is expected to close in Q4 2026, subject to certain closing conditions, including the approval by the stockholders of each company, the effectiveness of a registration statement to be filed with the Securities and Exchange Commission (the “SEC”) to register the shares of Rallybio common stock to be issued in connection with the Transaction, and the satisfaction of other customary closing conditions. Rallybio intends to distribute substantially all of its pre-closing net cash to its pre-closing stockholders in connection with the Transaction. Accordingly, following closing, pre-Transaction Rallybio equityholders are expected to own approximately 2.8% of the combined company, and pre-Transaction Avenzo equityholders (inclusive of investors participating in the Financing) are expected to own approximately 97.2% of the combined company, calculated on a treasury stock method basis and assuming Rallybio has no net cash at closing (as a result of the distribution of its pre-closing net cash). In addition, pre-closing Rallybio stockholders will receive contingent value rights (“CVRs”) entitling them to the net cash proceeds received by the combined company from the previously announced sale of interests in Rallybio’s former REV102 program and potential disposition of Rallybio’s other legacy assets.

Transaction Highlights

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Pipeline of Four Next-Generation Clinical Stage Oncology Programs: Avenzo has built a portfolio of potentially differentiated targeted small molecules and antibody-drug conjugates (“ADCs”) for various solid tumor indications with significant commercial potential. Avenzo is currently conducting four ongoing U.S.-based studies evaluating its four clinical stage drug candidates:

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Selective CDK portfolio: AVZO-021 and AVZO-023 are selective inhibitors of CDK2 and CDK4, respectively, designed to address the key limitations of approved CDK4/6 inhibitors in hormone receptor-positive (“HR+”)/human epidermal growth factor receptor 2-negative (“HER2-”) breast cancer. AVZO-021 has been studied in 64 total patients as monotherapy and in combination with fulvestrant in a Phase 1 study, demonstrating clinical activity in heavily pretreated patients with HR+/HER2- breast cancer and a generally well tolerated safety profile. Avenzo plans to present updated safety and efficacy results from the Phase 1 portion of the Phase 1/2 study later today at the 2026 American Society of Clinical Oncology (ASCO) Annual Meeting. AVZO-021 and AVZO-023 are being studied in the Phase 1 portion of the ongoing ORION-1 Phase 1/2 study in HR+/HER2- breast cancer, where AVZO-023 is administered in combination with endocrine therapy, with or without AVZO-021. Avenzo plans to present preliminary, updated data of AVZO-023 in combination with fulvestrant from the Phase 1 portion of the ORION-1 study in late 2026.

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Bispecific ADC portfolio: AVZO-1418, a bispecific ADC targeting EGFR and HER3, has been studied in over 30 patients across multiple solid tumors in the Phase 1 portion of the ongoing AVENTINE-1 Phase 1/2 study, with clinical activity observed across multiple dose levels and solid tumor indications. AVZO-103, a bispecific ADC targeting Nectin4 and TROP2, is currently being evaluated as monotherapy in multiple tumor types, including urothelial cancer, in the Phase 1 portion of the ongoing BEACON-1 Phase 1/2 study. Avenzo plans to present preliminary, updated data from the Phase 1 portion of the AVENTINE-1 study and initial data from the Phase 1 portion of the BEACON-1 study in late 2026.

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Experienced leadership team: The combined company will be led by Dr. Athena Countouriotis, Chair, President and Chief Executive Officer (“CEO”) of Avenzo, with Dr. Mohammad Hirmand, Co-founder and Chief Medical Officer of Avenzo, and an experienced management team that brings deep expertise in oncology drug development.

•	Strong capital foundation: Pro-forma cash at closing is expected to fund the combined company through multiple anticipated clinical milestones in 2027 and 2028.

“This transaction represents a turning point for Avenzo as we transition to a public company and advance our four potentially differentiated, clinical stage programs for patients with cancer,” said Athena Countouriotis, M.D., Chair, President, and CEO of Avenzo. “By combining with Rallybio and securing $215 million in additional capital from a distinguished group of healthcare investors, we believe that we have the resources to advance our pipeline beyond multiple potential data read outs.”

“We are pleased to announce this transaction with Avenzo, which represents a compelling opportunity for Rallybio stockholders to participate in the development of a portfolio of potentially differentiated oncology therapies,” said Stephen Uden, M.D., Co-Founder and CEO of Rallybio. “Rallybio’s Board of Directors and management team are supportive of this transaction and believe the combined company is well positioned to execute on the development of its pipeline under Avenzo’s leadership.”

About the Proposed Transaction

Under the terms of the merger agreement, Rallybio will acquire Avenzo pursuant to the Merger. At the closing of the Merger, Avenzo stockholders will receive newly issued shares of Rallybio common stock, with the exchange ratio to be determined based on the relative valuations of the two companies at closing. Immediately following the closing of the Merger, the combined company will change its name to Avenzo Therapeutics, Inc. and trade on Nasdaq under the ticker symbol “AVZO”.

In connection with the Transaction, a syndicate of leading healthcare institutional investors and mutual funds has committed to invest $215 million in the Financing. The Financing is expected to close immediately prior to the Merger. In connection with the Transaction, certain stockholders of Avenzo and Rallybio have executed support agreements, pursuant to which they have agreed to vote all their shares of capital stock in favor of the Transaction.

Leerink Partners is serving as exclusive financial advisor, and Cooley LLP is serving as legal counsel to Avenzo. Evercore is serving as lead financial advisor, Citizens Capital Markets & Advisory is serving as co-financial advisor, and Ropes & Gray LLP is serving as legal counsel to Rallybio. Leerink Partners, Goldman Sachs & Co. LLC, Piper Sandler, and Guggenheim Securities are serving as placement agents for the Financing. Mintz, Levin, Cohn, Ferris, Glovsky and Popeo, P.C. is serving as legal counsel to the placement agents.

Conference Call Information

Rallybio and Avenzo will host a joint conference call and webcast on June 1, 2026 at 8:30 a.m. ET. Please access the presentation by clicking on the following link: https://edge.media-server.com/mmc/p/5g9r8mq9

About Avenzo Therapeutics

Avenzo Therapeutics is a clinical-stage biotechnology company focused on developing next-generation oncology therapies for patients. Avenzo’s pipeline includes potentially differentiated small molecules and antibody-drug conjugates (“ADCs”). Avenzo’s small molecule inhibitors, AVZO-021 and AVZO-023, are novel, highly potent and selective inhibitors of CDK2 and CDK4, respectively, which are key enzymes involved in cell cycle regulation. AVZO-021 is being studied in a Phase 1/2 study for the treatment of advanced solid tumors and in combinations in HR+/HER2- metastatic breast cancer. AVZO-021 and AVZO-023 are being studied in the ORION-1 Phase 1/2 study for the treatment of HR+/HER2- metastatic breast cancer, where AVZO-023 is administered in combination with endocrine therapy, with or without AVZO-021. Avenzo’s first ADC drug candidate, AVZO-1418, is a potentially differentiated EGFR/HER3 bispecific ADC that is being studied in the AVENTINE-1 Phase 1/2 study for the treatment of advanced solid tumors. Avenzo’s second ADC drug candidate, AVZO-103, is a potentially differentiated Nectin4/TROP2 bispecific ADC that is being studied in the BEACON-1 Phase 1/2 study for the treatment of advanced solid tumors. Avenzo is headquartered in San Diego, California. For more information, visit us at www.avenzotx.com or on LinkedIn.

References and links to websites in this press release have been provided for convenience, and the information contained on any such website is not a part of, or incorporated by reference into, this press release. The companies are not responsible for the contents of third-party websites.

About Rallybio

Rallybio (NASDAQ: RLYB) is a clinical-stage biotechnology company with a mission to develop and commercialize life-transforming therapies for patients with severe and rare diseases. Rallybio has built a pipeline of promising product candidates aimed at addressing diseases with unmet medical need in areas of complement dysregulation and hematology. Rallybio’s lead program, RLYB116, is a differentiated C5 inhibitor with the potential to treat diseases of complement dysregulation, with an initial focus on immune platelet transfusion refractoriness and refractory antiphospholipid syndrome. Rallybio’s pipeline also includes RLYB332, a preclinical long-acting anti-matriptase-2 antibody for the treatment of diseases associated with iron overload. Rallybio is headquartered in New Haven, Connecticut. For more information, please visit www.Rallybio.com.

Forward-Looking Statements

This press release contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to, statements regarding the structure, timing and completion of the proposed Merger; the combined company’s listing on Nasdaq after closing of the proposed Merger; expectations regarding the ownership structure of the combined company; the expected management team of the combined company; expectations regarding the structure, timing and completion of the Financing, including investment amounts from investors, expected proceeds and use thereof, and impact on ownership structure; the combined company’s expected cash position at closing of the proposed Merger and the combined company’s cash runway following the proposed the Transaction, including its ability advance through multiple clinical milestones; the future operations and potential success of the combined company; the nature, strategy and focus of the combined company; the development and commercial potential and potential benefits of any product candidates of the combined company; anticipated preclinical and clinical drug development activities and related timelines, including the expected timing for commencing clinical trials and announcing data and other clinical results; the potential of Rallybio stockholders to receive cash distributions and consideration pursuant to the CVRs; and other statements that are not historical fact. These forward-looking statements are made as of the date they were first issued, and were based on the then-current expectations, estimates, forecasts, and projections, as well as the beliefs and assumptions of management. There can be no assurance that future developments affecting Rallybio, Avenzo or the proposed Transaction herein will be those that have been anticipated.

Forward-looking statements are subject to a number of risks and uncertainties, many of which involve factors or circumstances that are beyond Rallybio’s and Avenzo’s control. Rallybio’s actual results could differ materially from those stated or implied in forward-looking statements due to a number of factors, including but not limited to (i) the risk that the conditions to closing of the proposed Merger are not satisfied, including the failure to timely obtain stockholder approval for the merger agreement and the transactions contemplated thereby, if at all; (ii) uncertainties as to the timing of the consummation of the proposed Merger and the ability of each of Rallybio and Avenzo to consummate the proposed Merger; (iii) risks related to Rallybio’s ability to manage its operating expenses and its expenses associated with the proposed Merger pending closing; (iv) risks related to the failure or delay in obtaining required approvals from any governmental or regulatory entity necessary to consummate the proposed Merger; (v) the risk that as a result of adjustments to the exchange ratio, Rallybio’s stockholders and Avenzo’s stockholders could own more or less of the combined company than is currently anticipated; (vi) risks related to the market price of Rallybio’s common stock relative to the value suggested by the exchange ratio; (vii) unexpected costs, charges or expenses resulting from the proposed Transaction; (viii) potential adverse reactions or changes to business relationships resulting from the announcement or completion of the proposed Merger; (ix) the uncertainties associated with Avenzo’s product candidates, as well as risks associated with the clinical development and regulatory approval of product candidates, including potential delays in the commencement, enrollment and completion of clinical trials; (x) risks related to the inability of the combined company to obtain sufficient additional capital to continue to advance these product candidates and its preclinical programs; (xi) uncertainties in obtaining successful clinical results for product candidates and unexpected costs that may result therefrom; (xii) risks related to the failure to realize any value from product candidates and preclinical programs being developed and anticipated to be developed in light of inherent risks and difficulties involved in successfully bringing product candidates to market; (xiii) risks associated with the possible failure to realize certain anticipated benefits of the proposed Merger, including with respect to future financial and operating results; (xiv) the risk that the Financing is not consummated; (xv) the potential for the occurrence of any event, change or other circumstance or condition that could give rise to the termination of the merger agreement and any agreements entered into in connection therewith; and (xvi) the possibility that holders of CVRs may never receive any proceeds therefrom. Actual results and the timing of events could differ materially from those anticipated in such forward-looking statements as a result of these risks and uncertainties. These and other risks and uncertainties are more fully described in periodic filings with the SEC, including the factors described in the section titled “Risk Factors” in Rallybio’s Annual Report on Form 10-K for the year ended December 31, 2025 and Quarterly Report on Form 10-Q for the quarter ended March 31, 2026, each filed with the SEC, and in other filings that Rallybio makes and will make with the SEC in connection with the proposed merger, including the Proxy Statement described below under “Additional Information and Where to Find It.” You should not place undue reliance on these forward-looking statements, which are made only as of the date hereof or as of the dates indicated in the forward-looking statements. Rallybio expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statements contained herein to reflect any change in its expectations with regard thereto or any change in events, conditions or circumstances on which any such statements are based. This communication does not purport to summarize all of the conditions, risks and other attributes of an investment in Rallybio or Avenzo.

Participants in the Solicitation

This communication relates to the proposed Transaction involving Rallybio and Avenzo and may be deemed to be solicitation material in respect of the proposed Transaction. In connection with the proposed Transaction, Rallybio will file relevant materials with the SEC, including a registration statement on Form S-4 (the “Form S-4”) that will contain a proxy statement (the “Proxy Statement”) and prospectus. This communication is not a substitute for the Form S-4, the Proxy Statement or for any other document that Rallybio may file with the SEC and or send to Rallybio’s stockholders in connection with the proposed Merger. Rallybio, Avenzo, and their respective directors and certain of their executive officers may be considered participants in the solicitation of proxies from Rallybio’s stockholders with respect to the proposed Merger under the rules of the SEC. Information about the directors and executive officers of Rallybio is set forth in Rallybio’s Annual Report on Form 10-K for the fiscal year ended December 31, 2025, which was filed with the SEC on March 16, 2026, and in subsequent documents filed with the SEC. Additional information regarding the persons who may be deemed participants in the proxy solicitations and a description of their direct and indirect interests, by security holdings or otherwise, will also be included in the Form S-4, the Proxy Statement and other relevant materials to be filed with the SEC when they become available. You may obtain free copies of this document as described below. BEFORE MAKING ANY VOTING DECISION, INVESTORS AND SECURITY HOLDERS OF RALLYBIO ARE URGED TO READ THE FORM S-4, THE PROXY STATEMENT AND OTHER DOCUMENTS FILED WITH THE SEC CAREFULLY AND IN THEIR ENTIRETY WHEN THEY BECOME AVAILABLE BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT RALLYBIO, THE PROPOSED MERGER AND RELATED MATTERS.

No Offer or Solicitation

This communication does not constitute an offer to sell or the solicitation of an offer to buy any securities nor a solicitation of any vote or approval with respect to the proposed transactions herein or otherwise. No offering of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the U.S. Securities Act of 1933, as amended, and otherwise in accordance with applicable law.

Additional Information and Where to Find It

Investors and security holders will be able to obtain free copies of the Form S-4, the Proxy Statement and other documents filed by Rallybio with the SEC through the website maintained by the SEC at http://www.sec.gov. Copies of the documents filed by Rallybio with the SEC will also be available free of charge on Rallybio’s website at investors.rallybio.com, or by contacting Rallybio’s Investor Relations at investors@rallybio.com.

Avenzo Therapeutics Contact:

Carla Taub

Media Relations

ctaub@avenzotx.com

Rallybio Investor and Media Relations:

Samantha Tracy

Rallybio Corporation

(475) 47-RALLY (Ext. 282)

investors@rallybio.com